Federated Investors
World-Class Investment Manager

Federated Prime Money Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2000

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Prime Money Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2000. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's money market holdings and the financial statements.

Over the year, the fund kept shareholders' cash working--and accessible--every day while maintaining a stable share price of $1.00.1

To provide a competitive daily yield, the fund invests in a diversified portfolio of high-quality money market securities. Over the 12-month reporting period, the fund paid a total of $0.058 per share in dividends to shareholders. It ended the reporting period with a 5.95% total return and a 7-day net yield of 6.07%.2 On December 31, 2000, net assets reached $157.0 million.

Thank you for choosing Federated Prime Money Fund II as a convenient, professionally managed way to keep your ready cash working. We will continue to keep you up-to-date on your investment, and welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
January 15, 2001

1 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

2 Past performance is no guarantee of future results. Yields will vary. Yields quoted for money market funds most closely reflect the fund's current earnings. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

Federated Prime Money Fund II invests in money market instruments maturing in 397 days or less. The average maturity of these securities, computed on a dollar-weighted basis, is restricted to 90 days or less. Portfolio securities must be rated in one of the two highest short-term rating categories by one or more of the nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings. Typical security types include, but are not limited to, commercial paper, certificates of deposit, time deposits, variable rate instruments and repurchase agreements.

During the first half of 2000, we saw signs of strong economic growth in the United States. Thirty-year lows in the unemployment number, strong retail sales, increased home buying and strong productivity numbers led the Federal Reserve Board (the "Fed") to increase the federal funds target rate by 100 basis points. The Fed increased the interest rate in 25 basis point increments until May 2000 when it raised rates 50 basis points to 6.50%.

The second half of 2000 brought signs of a moderate economic slowdown and the Fed left the federal funds target rate unchanged at 6.50% from May until December 2000. However, the statements issued at the conclusion of each Federal Open Market Committee (FOMC) meeting changed from an economy whose growth rate "may be moderating toward a pace closer to potential" on June 28, 2000, to an economy whose growth rate "could expand for a time at a pace below potential" by November 15, 2000. Despite these statements the Fed continued to maintain a risk assessment tilted toward inflation concerns. By the December 19, 2000, FOMC meeting the Fed had enough weak U.S. economic data to lead it to signal that it had removed its tightening bias and expected that the risks in the economy were "weighted toward conditions that may generate economic weakness." We agree with this statement and look for the Fed to lower interest rates in the first quarter of 2001.

Thirty-day commercial paper started the period at 5.62% on January 1, 2000. The rate increased during the year 2000 in anticipation of the Fed increasing the federal funds target rate by 100 basis points. On December 31, 2000, the 30-day commercial paper rate stood at 6.51%.

The target average maturity range for Federated Prime Money Market Fund II remained in the 40-50 day range for most of the reporting period. On November 6, 2000, we lengthened our average maturity range to 45-55 days in anticipation of the Fed lowering interest rates in 2001 as the U.S. economy continues to slow. In structuring the fund, there is continued emphasis placed on positioning 30-35% of the fund's assets in variable rate demand notes and accomplishing a modest barbell structure.

During the 12 months ended December 31, 2000, the net assets of the fund decreased from $193.9 to $157.0 million while the 7-day net yield increased from 4.95% to 6.07%.1 The effective average maturity of the fund on December 31, 2000, was 34 days.

1 Past performance is no guarantee of future results. Yields will vary. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Portfolio of Investments

December 31, 2000

Principal Amount		Value
	CERTIFICATES OF DEPOSIT--6.3%
	Banking--6.3%
$2,000,000	Bank of Montreal, 6.730%, 1/16/2001	$2,000,008
3,200,000	Bank of Nova Scotia, Toronto, 6.880%, 4/3/2001 - 4/30/2001	3,199,781
500,000	Credit Agricole Indosuez, 6.870%, 3/28/2001	499,967
1,000,000	First Union National Bank, Charlotte, NC, 6.340%, 6/12/2001	1,000,000
1,000,000	Michigan National Bank, Farmington Hills, 6.900%, 4/3/2001	999,952
2,200,000	Svenska Handelsbanken, Stockholm, 6.765% - 6.880%, 3/22/2001 - 4/30/2001	2,199,821

	TOTAL CERTIFICATES OF DEPOSIT	9,899,529

	COMMERCIAL PAPER--42.1%[1]
	Aerospace/Auto--0.4%
662,000	Visteon Corp., 7.400%, 2/1/2001	657,782

	Banking--15.4%
5,000,000	Barton Capital Corp., 6.600%, 1/18/2001	4,984,417
2,316,000	Fountain Square Commercial Funding Corp. (Fifth Third Bank, Cincinnati Support Agreement), 6.540%, 2/21/2001	2,294,542
7,000,000	Gotham Funding Corp., 6.700% - 6.720%, 1/12/2001 - 1/16/2001	6,983,412
7,000,000	Market Street Funding Corp. (PNC Bank, N.A. LOC), 6.620%, 1/5/2001	6,994,851
2,000,000	Royal Bank of Canada, Montreal, 6.290%, 3/1/2001	1,979,732
1,000,000	UBS Finance (Delaware), Inc. (UBS AG LOC), 6.500%, 2/9/2001	992,958

	TOTAL	24,229,912

	Brokerage--1.9%
3,000,000	Goldman Sachs Group, Inc., 6.500%, 2/20/2001	2,972,917

	Electrical Equipment--0.6%
900,000	Whirlpool Corp., 7.700%, 1/12/2001	897,883

	Finance -- Commercial--1.3%
2,000,000	CIT Group, Inc., 6.470%, 2/12/2001	1,984,903

	Finance - Retail--8.5%
2,500,000	Associates Corp. of North America (Citicorp GTD), 6.510% - 6.545%, 1/24/2001 - 2/16/2001	2,487,500
3,000,000	Edison Asset Securitization LLC, 6.650%, 1/5/2001	2,997,783
3,000,000	Wells Fargo Financial, Inc., 6.340%, 8/10/2001	2,883,238
5,000,000	Windmill Funding Corp., 6.660%, 1/5/2001	4,996,300

	TOTAL	13,364,821

	Finance - Securities--1.9%
2,000,000	Beta Finance, Inc. (Beta Finance Corp. GTD), 6.490% - 6.500%, 3/8/2001 - 3/12/2001	1,975,463
1,000,000	Sigma Finance, Inc. (Sigma Finance Corp. GTD), 6.220%, 5/25/2001	975,120

	TOTAL	2,950,583

	Forest Products--1.0%
555,000	International Paper Co., 7.020%, 2/5/2001	551,212
1,100,000	Westvaco Corp., 7.000%, 2/8/2001	1,091,872

	TOTAL	1,643,084

	Insurance--7.6%
7,000,000	Aspen Funding Corp. (MBIA INS), 6.580%, 1/9/2001	6,989,764
5,000,000	Galaxy Funding, Inc., 6.490%, 4/9/2001	4,911,664

	TOTAL	11,901,428

	Retail--1.0%
1,500,000	Safeway, Inc., 6.800%, 1/10/2001	1,497,450

Principal Amount		Value
	COMMERCIAL PAPER--continued[1]
	Telecommunications--1.5%
$1,000,000	AT&T Corp., 6.520%, 1/30/2001	$994,748
1,445,000	MCI Worldcom, Inc., 6.950% - 6.970%, 1/23/2001 - 2/13/2001	1,436,020

	TOTAL	2,430,768

	Transportation--1.0%
1,500,000	FedEx Corp., 6.920% - 7.050%, 1/19/2001 - 1/22/2001	1,494,579

	TOTAL COMMERCIAL PAPER	66,026,110

	CORPORATE NOTES--10.3%
	Banking--5.4%
7,000,000	Bank of America, N.A., 6.800% - 6.870%, 1/17/2001 - 2/2/2001	7,000,000
1,100,000	Bank One, Illinois, N.A., 6.860%, 1/10/2001	1,100,000
460,000	Morgan Guaranty Trust Co., New York, 6.375%, 3/26/2001	459,288

	TOTAL	8,559,288

	Brokerage--1.3%
2,000,000	Goldman Sachs Group, Inc., 6.660%, 2/5/2001	2,000,000

	Finance - Commercial--2.0%
1,200,000	Beta Finance, Inc. (Beta Finance Corp. GTD), 6.935% - 7.200%, 6/28/2001 - 8/20/2001	1,200,000
2,000,000	Sigma Finance, Inc. (Sigma Finance Corp. GTD), 6.780%, 2/28/2001	2,000,000

	TOTAL	3,200,000

	Finance - Equipment--0.6%
48,401	CIT Equipment Collateral (Series 2000-1), Class A1, 6.723%, 5/21/2001	248,401
227,706	Copelco Capital Receivables LLC (Series 2000-A), Class A-1, 6.507%, 5/14/2001	227,706
422,460	First Sierra Equipment Contract Trust (Series 2000-2), Class A-1, 6.938%, 6/18/2001	422,460

	TOTAL	898,567

	Insurance--1.0%
1,500,000	AmeriCredit Automobile Receivables Trust (Series 2000-D), Class A1, (FSA INS), 6.720%, 12/5/2001	1,500,000

	TOTAL CORPORATE NOTES	16,157,855

	LOAN PARTICIPATION--3.6%
	Electrical Equipment--0.4%
600,000	Mt. Vernon Phenol Plant Partnership (General Electric Co. LOC), 6.808%, 5/17/2001	600,000

	Finance - Automotive--2.6%
4,000,000	General Motors Acceptance Corp., Mortgage of PA (General Motors Acceptance Corp. GTD), 6.816%, 1/2/2001	3,999,247

	Oil & Oil Finance--0.6%
1,000,000	Amoco Energy Company of Trinidad and Tobago (BP Amoco Corp. GTD), 6.685%, 2/8/2001	1,000,000

	TOTAL LOAN PARTICIPATION	5,599,247

	NOTES - VARIABLE--30.6%[2]
	Banking--17.5%
5,000,000	Abbey National Treasury Services, PLC (Abbey National Bank PLC, London GTD), 6.690%, 1/16/2001	4,998,239
105,000	Alabama State IDA (Wellborn Cabinet, Inc.), Tax Revenue Bonds (Fleet National Bank LOC), 6.740%, 1/4/2001	105,000
1,315,000	Alder Creek Properties, LLC (KeyBank, N.A. LOC), 6.650%, 1/4/2001	1,315,000
980,000	Bond Holdings LP (SouthTrust Bank of Alabama, Birmingham LOC), 6.660%, 1/5/2001	980,000
4,000	Capital One Funding Corp. (Series 1995-A) (Bank One, Indiana, N.A. LOC), 6.800%, 1/4/2001	4,000
2,000,000	Chandler, AZ IDA, South Bay Circuits IDR (Series 1999B) (Comerica Bank LOC), 6.770%, 1/4/2001	2,000,000
Principal Amount		Value
	NOTES - VARIABLE--continued[2]
	Banking--continued
$200,000	Edgefield County, SC (Series 1997) (Bondex Inc. Project) (HSBC Bank USA LOC), 6.438%, 1/4/2001	$200,000
5,000,000	First Union National Bank, Charlotte, NC, 6.630%, 2/13/2001	5,000,000
180,000	Franklin County, OH, Edison Welding (Series 1995) (Huntington National Bank, Columbus, OH LOC), 6.630%, 1/4/2001	180,000
4,600,000	Home City Ice Co. & H.C. Transport (Series 2000) (Firstar Bank, N.A. LOC), 6.780%, 1/4/2001	4,600,000
975,000	James F. Taylor (Series 1999) (SouthTrust Bank of Alabama, Birmingham LOC), 6.610%, 1/5/2001	975,000
360,000	La-Man Corp. (SouthTrust Bank of Alabama, Birmingham LOC), 6.610%, 1/5/2001	360,000
1,116,514	Liquid Asset Backed Securities Trust (Series 1997-1) (Westdeutsche Landesbank Girozentrale Swap Agreement), 6.695%, 1/19/2001	1,116,514
325,000	Lynn Haven, FL, Taxable Revenue Bond (Series 1998-B) (Bank One, Ohio N.A. LOC), 7.050%, 1/4/2001	325,000
540,000	Madison, WI Community Development Authority (Series 1997-B), Hamilton Point Apts. (Bank One, Wisconsin, N.A. LOC), 6.730%, 1/4/2001	540,000
780,000	Maryland Economic Development Corp. (Allfirst Bank LOC), 6.740%, 1/5/2001	780,000
114,000	Maryland State IDFA, Human Genome (Series 1994) (Allfirst Bank LOC), 6.570%, 1/1/2001	114,000
92,172	Rabobank Optional Redemption Trust (Series 1997-101), 6.771%, 1/17/2001	92,172
285,000	Roby Company Ltd. Partnership (Huntington National Bank, Columbus, OH LOC), 6.638%, 1/4/2001	285,000
990,000	Trap Rock Industries, Inc. (Series 1997) (First Union National Bank, Charlotte, NC LOC), 7.130%, 1/3/2001	990,000
102,000	Vista Funding Corp. (Series 1994-A) (Fifth Third Bank of Northwestern OH LOC), 6.630%, 1/4/2001	102,000
1,000,000	Wells Fargo & Co., 6.681%, 1/16/2001	1,000,000
1,400,000	Westdeutsche Landesbank Girozentrale, 6.619%, 1/17/2001	1,399,826

	TOTAL	27,461,751

	Brokerage--1.3%
2,000,000	Morgan Stanley, Dean Witter & Co., 6.680%, 1/1/2001	2,000,010

	Finance - Automotive--1.3%
2,000,000	General Motors Acceptance Corp., Floating Rate Medium Term Note, 6.770%, 1/29/2001	2,000,113

	Finance - Equipment--0.6%
1,000,000	Copelco Capital Receivables LLC (Series 2000-A), Class A2A, 6.986%, 1/18/2001	1,000,000

	Finance - Securities--2.2%
3,400,000	Sigma Finance, Inc. (Sigma Finance Corp. GTD), 6.710%, 1/16/2001	3,400,000

	Insurance--7.1%
1,000,000	Allstate Life Insurance Co., 6.961%, 1/1/2001	1,000,000
5,000,000	Anchor National Life Insurance Co. (American International Group, Inc. GTD), 6.905%, 1/2/2001	5,000,000
1,000,000	First Allmerica Financial Life Insurance Co., 6.904%, 2/3/2001	1,000,000
1,000,000	GE Life and Annuity Assurance Co., 6.836%, 3/1/2001	1,000,000
2,000,000	Jackson National Life Insurance Co., 6.750% - 6.945%, 1/2/2001 - 1/22/2001	2,000,000
221,014	Liquid Asset Backed Securities Trust (Series 1997-3), Senior Notes (AMBAC INS), 6.420%, 3/27/2001	221,014
1,000,000	Travelers Insurance Co., 6.915%, 1/2/2001	1,000,000

	TOTAL	11,221,014

	Telecommunications--0.6%
1,000,000	BellSouth Telecommunications, Inc., 6.558%, 3/14/2001	1,000,000

	TOTAL NOTES - VARIABLE	48,082,888

Principal Amount		Value
	REPURCHASE AGREEMENTS--5.9%[3]
$5,324,000	Deutsche Bank Financial, Inc., 6.470%, dated 12/29/2000, due 1/2/2001	$5,324,000
4,000,000	Morgan Stanley Group, Inc., 6.500%, dated 12/29/2000, due 1/2/2001	4,000,000

	TOTAL REPURCHASE AGREEMENTS	9,324,000

	TOTAL INVESTMENTS (AT AMORTIZED COST)[4]	$155,089,629

1 Each issue shows the rate of discount at the time of purchase.

2 Floating rate note with current rate and next reset date shown.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in a joint account with other Federated funds.

4 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($157,027,834) at December 31, 2000.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
FSA	--Financial Security Assurance
GTD	- Guaranteed
IDA	--Industrial Development Authority
IDFA	--Industrial Development Finance Authority
IDR	--Industrial Development Revenue
INS	--Insured
LOC	--Letter of Credit
MBIA	--Municipal Bond Investors Assurance

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2000

Assets:
Total investments in securities, at amortized cost and value		$155,089,629
Cash		206
Income receivable		1,227,974
Receivable for shares sold		4,281,420

TOTAL ASSETS		160,599,229

Liabilities:
Payable for investments purchased	$1,979,732
Payable for shares redeemed	1,578,381
Accrued expenses	13,282

TOTAL LIABILITIES		3,571,395

Net assets for 157,292,665 shares outstanding		$157,027,834

Net Assets Consist of:
Paid in Capital		157,292,665
Accumulated net realized loss on investments		(264,831)

TOTAL NET ASSETS		157,027,834

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$157,027,834 ÷ 157,292,665 shares outstanding		$1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2000

Investment Income:
Interest		$9,684,343

Expenses:
Investment adviser fee	$754,035
Administrative personnel and services fee	125,000
Custodian fees	4,492
Transfer and dividend disbursing agent fees and expenses	20,671
Directors'/Trustees' fees	2,235
Auditing fees	12,571
Legal fees	16,858
Portfolio accounting fees	43,598
Printing and postage	46,588
Insurance premiums	9,480
Miscellaneous	1,883

TOTAL EXPENSES	1,037,411

Waiver of investment adviser fee	(30,842)

Net expenses		1,006,569

Net investment income		8,677,774

Net realized loss on investments		(264,831)

Change in net assets resulting from operations		8,412,943

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$8,677,774	$6,421,458
Net realized loss on investments	(264,831)	--

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,412,943	6,421,458

Distributions to Shareholders:
Distributions from net investment income	(8,677,774)	(6,421,458)

Share Transactions:
Proceeds from sale of shares	689,917,762	594,965,372
Net asset value of shares issued to shareholders in payment of distributions declared	8,685,098	6,413,607
Cost of shares redeemed	(735,179,934)	(510,605,822)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(36,577,074)	90,773,157

Change in net assets	(36,841,905)	90,773,157

Net Assets:
Beginning of period	193,869,739	103,096,582

End of period	$157,027,834	$193,869,739

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income From Investment Operations:
Net investment income	0.06	0.05	0.05	0.05	0.05
Less Distributions:
Distributions from net investment income	(0.06)	(0.05)	(0.05)	(0.05)	(0.05)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return[1]	5.95%	4.63%	4.92%	4.93%	4.75%

Ratios to Average Net Assets:

Expenses	0.67%	0.73%	0.80%	0.80%	0.80%

Net investment income	5.75%	4.60%	4.80%	4.84%	4.68%

Expense waiver/reimbursement[2]	0.02%	--	0.01%	0.20%	0.57%

Supplemental Data:

Net assets, end of period (000 omitted)	$157,028	$193,870	$103,097	$59,659	$45,655

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2000

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Prime Money Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies may utilize a joint account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $264,831, which will reduce the Fund's taxable income rising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2000	1999
Shares sold	689,917,762	594,965,372
Shares issued to shareholders in payment of distributions declared	8,685,098	6,413,607
Shares redeemed	(735,179,934)	(510,605,822)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(36,577,074)	90,773,157

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2000, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES
AND SHAREHOLDERS OF FEDERATED PRIME MONEY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Prime Money Fund II (a portfolio of the Federated Insurance Series) (the "Trust") as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2000 and 1999, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Prime Money Fund II as of December 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
January 29, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involve investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Prime Money Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916504

G00842-01 (2/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated Fund for U.S. Government Securities II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2000

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Fund for U.S. Government Securities II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2000. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and the financial statements.

To help your money achieve an attractive level of income, Federated Fund for U.S. Government Securities II invests primarily in short- to intermediate-term U.S. government mortgage-backed securities and U.S. Treasury notes and bonds.

During the reporting period, the fund produced a distribution per share of $0.557. The fund's net asset value began the period at $10.56 and ended it at $11.11. Also, the fund ended the reporting period with a total return of 10.97%.1 On December 31, 2000, net assets reached $159.6 million.

Thank you for choosing Federated Fund for U.S. Government Securities II as a diversified, professionally managed way to pursue income opportunities through government bonds. We'll continue to keep you up-to-date on your progress. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
January 15, 2001

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

Federated Fund for U.S. Government Securities II, a portfolio of Federated Insurance Series, invests at least 65% of its assets in U.S. government securities, which include agency mortgage (Federated Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), and Government National Mortgage Association (GNMA)), U.S. Treasury and agency debenture securities. In addition, the fund may invest up to 35% of its assets in investment grade non-governmental mortgage-backed securities. The "base" portfolio is a two-thirds/one-third blend of mortgage-backed securities (MBS) and Treasury/agency securities, respectively.

Fixed income securities, notably government notes and bonds, performed well in 2000. The year began with strong economic growth and the Federal Reserve Board (the "Fed") in tightening mode, but ended with economic deceleration and Fed concern over the risk of economic weakness. The Fed acted on three occasions, the latest being in May, to raise the federal funds target rate 1% to 6.5%. Based on slower growth and beneficial technicals, Treasury yields plummeted. Two- and ten-year Treasurys yielded 5.09% and 5.11% at year end, declines of 1.12% and 1.33%, respectively.

The combination of volatile equity markets, a cumulative 1.75% increase in the federal funds target rate since June 1999, and soaring energy costs reduced consumer confidence and spending. In addition to deteriorating economic fundamentals, reduced issuance and buybacks of Treasury securities bolstered the Treasury market rally. As the U.S. government's budget surplus soared to $237 billion, reduced borrowing needs resulted in the first debt buybacks since 1930. Approximately $30 billion of Treasury securities were repurchased during the year. While Treasury securities were the best performers on the year, agency debt and MBS lagged.

Agency and MBS performance were impacted by political developments and increased refinance risk as rates declined. Congressional calls to review the implied government guarantee of agency debentures resulted in significantly wider spreads in the first half of 2000. While agency spreads recovered from the wide points as the probability of political action declined, spreads ended the year wider. Mortgage spreads reacted to both political risk and the impact of lower mortgage rates. Borrowing costs fell with Treasury yields as 30-year mortgage rates declined 0.93% to 7.09%. Mortgage-to-Treasury spreads expanded 0.51% to 1.83% for current coupon FNMA MBS.

The fund moved opportunistically intra-year to take advantage of relative value among Treasurys, agency debt and mortgages. After underperforming in the first months of the year, mortgage valuations became attractive. Allocation was increased to a peak of 72% of assets before exposure was decreased in the fourth quarter as refinance risk rose. Within the mortgage sector, the fund favored lower coupon agency mortgages and added a 6% position in non-agency MBS. Lower coupons were the best performers within the sector and non-agency MBS offer additional income and return potential.

The MBS and Treasury/agency allocation ended the reporting period at 69% and 29%, respectively. The fund duration1 is 3.8 years, neutral to the blended benchmark (67% Lehman Brothers MBS Index and 33% Lehman Brothers Government Index).2 The total return for the 12-month reporting period ended December 31, 2000 was 10.97%3 versus 11.85% for the unmanaged benchmark.

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

2 The Lehman Brothers Mortgage Backed Securities Index is composed of all fixed rate, securitized mortgage pools by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages. The Lehman Brothers Government Index includes the Treasury and Agency Indexes. The Treasury component includes public obligations of the U.S. Treasury that have remaining maturities of more than one year. The Agency component includes both callable and non-callable agency securities. This includes publicly issued debt of U.S. government agencies, quasi-federal corporation and corporate or foreign debt guaranteed by the U.S. government. These indexes are unmanaged, and investments cannot be made in an index.

3 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return for the Period Ended 12/31/2000
1 Year	10.97%
5 Years	6.09%
Start of Performance (3/28/1994)	6.18%

The graph above illustrates the hypothetical investment of $10,0004 in the Federated Fund for U.S. Government Securities II (the "Fund") from March 28, 1994 (start of performance) to December 31, 2000, compared to the Lehman Brothers 5 Year Treasury Bellwether Index (LB5TB),5 Lehman Brothers Government/Mortgage-Backed Index (LBGM),5 and the Lipper U.S. Mortgage Funds Average (LUSMFA).6

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

4 The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5TB, LBGM, and the LUSMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

5 The LB5TB and LBGM are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

6 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees of the fund that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 2000

Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS--5.6%
$4,749,130		Countrywide Home Loans (Series 1999-3), 6.500%, 4/25/2029	$4,741,602
4,254,400		Residential Funding Mortgage Securities I (Series 1999-S4), 6.500%, 2/25/2029	4,180,714

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $8,603,109)	8,922,316

		INTERMEDIATE-TERM U.S. GOVERNMENT OBLIGATIONS--11.5%
1,000,000		Federal Farm Credit Bank, 7.350%, 3/24/2005	1,056,840
2,500,000		Federal Home Loan Bank, 4.875%, 1/22/2002	2,478,275
1,000,000		Federal Home Loan Bank, 5.125%, 2/26/2002	993,010
2,500,000		Federal Home Loan Bank, 5.500%, 1/21/2003	2,496,950
1,000,000		Federal Home Loan Bank, 5.530%, 1/15/2003	998,710
2,200,000		Federal Home Loan Bank, 5.660%, 1/13/2003	2,202,596
750,000		Federal Home Loan Bank, 6.185%, 5/6/2008	761,340
1,200,000		Federal Home Loan Bank, 6.500%, 8/14/2009	1,236,744
3,000,000		Federal Home Loan Bank, 6.750%, 2/15/2002 - 8/15/2007	3,065,240
1,000,000		Federal Home Loan Bank, 6.875%, 8/15/2005	1,044,300
1,000,000		Federal Home Loan Bank, 7.125%, 2/15/2005	1,050,620
1,000,000		Federal Home Loan Bank, 7.660%, 7/20/2004	1,061,180

		TOTAL INTERMEDIATE-TERM U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $18,165,892)	18,445,805

		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--63.8%
		Federal Home Loan Mortgage Corporation--25.7%
5,444,410		6.000%, 1/1/2014 - 11/1/2028	5,317,725
10,082,322		6.500%, 5/1/2024 - 9/1/2029	9,949,970
1,000,000	[1]	6.500%, 1/1/2030	986,250
12,578,865		7.000%, 9/1/2015 - 12/1/2030	12,607,481
8,898,000	[1]	7.500%, 1/1/2030	9,023,106
1,928,734		8.000%, 5/1/2030	1,974,541
856,093		8.500%, 5/1/2030	882,041
171,687		9.000%, 2/1/2025 - 5/1/2025	177,373

		TOTAL	40,918,487

		Federal National Mortgage Association--23.1%
3,637,248		6.000%, 5/1/2014 - 7/1/2029	3,567,648
11,039,484		6.500%, 11/1/2014 - 9/1/2030	10,959,757
12,092,627		7.000%, 3/1/2015 - 11/1/2030	12,138,825
5,245,739		7.500%, 5/1/2015 - 9/1/2028	5,338,471
2,000,000	[1]	7.500%, 1/1/2030	2,027,500
2,823,571		8.000%, 7/1/2030	2,888,852

		TOTAL	36,921,053

		Government National Mortgage Association--15.0%
1,152,485		6.000%, 9/15/2028 - 4/15/2029	1,119,073
7,287,223		6.500%, 12/15/2023 - 7/15/2029	7,226,122
6,130,352		7.000%, 7/15/2029 - 8/15/2030	6,157,203
4,168,139		7.500%, 10/15/2026 - 10/15/2029	4,237,175
4,433,785		8.000%, 12/15/2029 - 4/15/2030	4,543,255
240,667		8.500%, 6/15/2027	247,812
415,430		9.500%, 11/15/2016	432,957

		TOTAL	23,963,597

		TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $100,047,924)	101,803,137

Principal Amount			Value
		U.S. TREASURY OBLIGATIONS--17.3%
$2,500,000		U.S. Treasury Bonds, 6.000%, 2/15/2026	$2,635,175
2,250,000		U.S. Treasury Bonds, 6.125%, 11/15/2027	2,422,305
400,000		U.S. Treasury Bonds, 7.625%, 2/15/2025	506,444
2,300,000		U.S. Treasury Bonds, 8.000%, 11/15/2021	2,976,200
2,200,000		U.S. Treasury Bonds, 9.250%, 2/15/2016	3,038,530
1,390,000		U.S. Treasury Bonds, 11.250%, 2/15/2015	2,174,210
1,000,000		U.S. Treasury Notes, 4.250%, 11/15/2003	976,660
1,500,000		U.S. Treasury Notes, 5.250%, 5/15/2004	1,505,850
4,076,000		U.S. Treasury Notes, 5.625%, 5/15/2008	4,188,172
3,500,000		U.S. Treasury Notes, 5.875%, 11/30/2001 - 11/15/2004	3,552,874
2,000,000		U.S. Treasury Notes, 6.000%, 8/15/2009	2,111,520
1,500,000		U.S. Treasury Notes, 6.250%, 2/28/2002	1,513,920

		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $26,470,371)	27,601,860

		REPURCHASE AGREEMENTS--8.5%[2]
2,565,000		Bank of America, 6.550%, dated 12/29/2000, due 1/2/2001	2,565,000
2,020,000	[3]	Goldman Sachs Group, LP, 6.490%, dated 12/11/2000, due 1/16/2001	2,020,000
8,970,000	[3]	Goldman Sachs Group, LP, 6.500%, dated 12/8/2000, due 1/16/2001	8,970,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	13,555,000

		TOTAL INVESTMENTS (IDENTIFIED COST $166,842,296)[4]	$170,328,118

1 These securities are subject to dollar roll transactions.

2 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

3 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

4 The cost of investments for federal tax purposes amounts to $166,842,296. The net unrealized appreciation of investments on a federal tax basis amounts to $3,485,822 which is comprised of $3,760,738 appreciation and $274,916 depreciation at December 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($159,579,042) at December 31, 2000.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2000

Assets:
Total investments in securities, at value (identified cost $166,842,296)		$170,328,118
Cash		1,955
Income receivable		1,434,062
Receivable for shares sold		396,472

TOTAL ASSETS		172,160,607

Liabilities:
Payable for investments purchased	$988,802
Payable for shares redeemed	565,028
Payable for dollar roll transactions	10,967,693
Accrued expenses	60,042

TOTAL LIABILITIES		12,581,565

Net assets for 14,362,177 shares outstanding		$159,579,042

Net Assets Consist of:
Paid in capital		$150,353,039
Net unrealized appreciation of investments		3,485,822
Accumulated net realized loss on investments		(2,553,429)
Undistributed net investment income		8,293,610

TOTAL NET ASSETS		$159,579,042

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$159,579,042 ÷ 14,362,177 shares outstanding		$11.11

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2000

Investment Income:
Interest (net of dollar roll expense of $573,839)		$9,456,685

Expenses:
Investment adviser fee	$831,245
Administrative personnel and services fee	125,000
Custodian fees	16,537
Transfer and dividend disbursing agent fees and expenses	5,569
Directors'/Trustees' fees	1,670
Auditing fees	12,063
Legal fees	9,189
Portfolio accounting fees	45,758
Share registration costs	7,810
Printing and postage	108,006
Insurance premiums	228

TOTAL EXPENSES		1,163,075

Net investment income		8,293,610

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(2,197,464)
Net change in unrealized depreciation of investment		8,696,136

Net realized and unrealized gain on investments		6,498,672

Change in net assets resulting from operations		$14,792,282

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$8,293,610	$6,781,645
Net realized loss on investments	(2,197,464)	(355,965)
Net change in unrealized depreciation of investments	8,696,136	(7,012,515)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	14,792,282	(586,835)

Distributions to Shareholders:
Distributions from net investment income	(6,771,294)	(4,657,725)
Distributions from net realized gain on investments	--	(919,156)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(6,771,294)	(5,576,881)

Share Transactions:
Proceeds from sale of shares	73,819,784	66,466,729
Net asset value of shares issued to shareholders in payment of distributions declared	6,771,291	5,576,878
Cost of shares redeemed	(62,770,671)	(43,492,695)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	17,820,404	28,550,912

Change in net assets	25,841,392	22,387,196
Net Assets:
Beginning of period	133,737,650	111,350,454

End of period (including undistributed net investment income of $8,293,610 and $6,781,645, respectively)	$159,579,042	$133,737,650

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$10.56	$11.15	$10.54	$10.09	$10.29
Income From Investment Operations:
Net investment income	0.60	0.51	0.44	0.58	0.59
Net realized and unrealized gain (loss) on investments	0.51	(0.57)	0.36	0.26	(0.18)

TOTAL FROM INVESTMENT OPERATIONS	1.11	(0.06)	0.80	0.84	0.41

Less Distributions:
Distributions from net investment income	(0.56)	(0.44)	(0.18)	(0.39)	(0.57)
Distributions from net realized gain on investments	--	(0.09)	(0.01)	--	(0.04)

TOTAL DISTRIBUTIONS	(0.56)	(0.53)	(0.19)	(0.39)	(0.61)

Net Asset Value, End of Period	$11.11	$10.56	$11.15	$10.54	$10.09

Total Return[1]	10.97%	(0.60%)	7.66%	8.58%	4.20%

Ratios to Average Net Assets:

Expenses	0.84%	0.84%	0.85%	0.80%	0.80%

Net investment income	5.99%	5.47%	5.44%	5.98%	6.00%

Expense waiver/reimbursement[2]	--	0.00%[3]	0.08%	0.45%	1.01%

Supplemental Data:

Net assets, end of period (000 omitted)	$159,579	$133,738	$111,350	$63,099	$34,965

Portfolio turnover	74%	84%	99%	73%	97%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

3 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2000

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Fund For U.S. Government Securities II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at their fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to book and tax differences. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income
$10,351	$(10,351)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $2,553,429, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$ 355,965

2008	$2,197,464

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2000	1999
Shares sold	6,978,654	6,220,284
Shares issued to shareholders in payment of distributions declared	665,810	526,121
Shares redeemed	(5,947,749)	(4,071,941)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,696,715	2,674,464

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2000, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended December 31, 2000, were as follows:

Purchases	$8,844,432

Sales	$0

Purchases and sales of long-term U.S. government securities for the year ended December 31, 2000, were as follows:

Purchases	$108,175,888

Sales	$100,550,717

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2000, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES AND
SHAREHOLDERS OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Fund for U.S. Government Securities II (a portfolio of the Federated Insurance Series) (the "Trust"), as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2000 and 1999, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Fund for U.S. Government Securities II as of December 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
January 29, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Fund for U.S. Government Securities II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916207

G00846-01 (2/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

                                    APPENDIX

                           FEDERATED INSURANCE SERIES

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Federated Fund of U.S. Government Securities II. (the Fund) is represented by a solid line. The
Lehman Brothers 5-Year Treasury Bellwether Index (LB5TB) is represented by a dotted line, the Lehman Brothers Government/Mortgage-Backed Index (LBGM) is
represented by a dashed line and the Lipper U.S. Mortgage Funds Average (LUSMFA)
is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the LB5TB, the LBGM and the LUSMFA. The "x" axis reflects computation periods from 3/28/94 to 12/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the
Fund as compared to the LB5TB, the LBGM and the LUSFMA. The ending values were
$14,997, $14,937, $16,349 and $15,238, respectively.